EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-KSB for the year ended June 30, 2005, (the "Report") by Dimensional Visions, Inc., each of the undersigned hereby certifies that:

1. The Report complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

Dated:  September 29, 2005

                                        /s/ Preston J. Shea

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                                        Name:  Preston J. Shea

                                        Title:   President

                                        /s/ Preston J. Shea

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                                        Name:  Preston J. Shea

                                        Title: Principal Accounting Officer